                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14 (a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  / x /

Filed by a Party other than the Registrant  /   /

Check the appropriate box:

/  / Preliminary Proxy Statement

/ X/ Definitive Proxy Statement

/  / Definitive Additional Materials

/  / Soliciting Material Pursuant to Exchange Act Rule 14a-11 or 14a-12

                             AM Communications, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                             AM Communications, Inc.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     2)  Aggregate number of securities to which the transaction applies:

         -----------------------------------------------------------------------


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         -----------------------------------------------------------------------


     4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------


     5)  Total fee paid:

         -----------------------------------------------------------------------


/ / Fee paid previously with preliminary materials.

                             AM COMMUNICATIONS, INC.
                                  1900 AM Drive
                            Quakertown, PA 18951-2107

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on November 15, 2002

         The Annual Meeting of Stockholders of AM Communications, Inc., a Delaware corporation (the "Company"), will be held on Friday, November 15, 2002, at 9:30 a.m., local time, at the Company's offices located at 1900 AM Drive (near the Route 663/Quakertown entrance to the Northeast Extension (Interstate
476) of the Pennsylvania Turnpike), Quakertown, PA 18951-2107, for the following purposes:

1. To consider and vote upon a proposal to amend the Company's Certificate of Incorporation and By-laws to eliminate the requirement to annually elect directors and to substitute, in its stead, a classified board of directors having three classes with staggered three-year terms;

2. To elect seven directors of the Company to serve for staggered terms or, if Proposal 1 is not adopted by the stockholders, to elect seven directors of the Company to hold office until the next Annual Meeting of Stockholders or until their respective successors are duly elected and shall qualify;

3. To consider and vote upon a proposal to amend the Company's 1999 Stock Option Plan (the "1999 Plan") to increase the aggregate number of shares of the Company's Common Stock authorized for issuance under the Plan from 15,000,000 to 25,000,000 shares;

4. To consider and vote upon an amendment to Article 4 of the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock of the Company from 100,000,000 to 150,000,000 shares; and

5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         The close of business on September 30, 2002 has been fixed as the record date for the meeting. All stockholders of record at that time are entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

         The Proxy Statement accompanying this Notice contains detailed information concerning the matters to be considered and acted upon at the meeting. Please read it carefully.

         All stockholders are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, the Board of Directors urges you to date, sign and return promptly the enclosed proxy, which is solicited by the Board of Directors of the Company. Your proxy may be revoked at any time prior to the time it is voted and the return of the proxy will not affect your right to vote in person if you do attend the meeting. A copy of the Company's 2002 Annual Report is also enclosed but is not to be regarded as proxy solicitation material.

                                           By Order of the Board of Directors,

                                           Javad K. Hassan
                                           Chairman
October 21, 2002

                             AM COMMUNICATIONS, INC.
                                  1900 AM Drive
                            Quakertown, PA 18951-2107

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on November 15, 2002


         The enclosed proxy is solicited by the Board of Directors (the "Board") of AM Communications, Inc., a Delaware corporation (the "Company"), for use at the 2002 Annual Meeting of Stockholders to be held at the Company's offices located at 1900 AM Drive (near the Route 663/Quakertown entrance to the Northeast Extension (Interstate 476) of the Pennsylvania Turnpike), Quakertown, PA 18951-2107 on Friday, November 15, 2002, at 9:30 a.m., local time, and any adjournment or postponement thereof. This proxy statement, the foregoing notice, and the enclosed proxy are being mailed to the Company's stockholders on or about October 21, 2002.

         The Board does not intend to bring any matters before the meeting for action other than the matters specifically referred to in the notice of the meeting, nor does the Board know of any matter which anyone else proposes to present for action at the meeting. However, if any other matters properly come before the meeting for action, the persons named in the accompanying form of proxy, or their duly constituted substitutes acting at the meeting, will be deemed authorized to vote or otherwise act thereon in accordance with their judgment on such matters.

         In the absence of contrary instructions, the shares represented by properly executed proxies received by the Company will be voted: (1) "FOR" the proposal to amend the Company's Certificate of Incorporation and By-laws to eliminate the requirement to annually elect directors and to substitute, in its stead, a classified board of directors having three classes with staggered three-year terms, (2) "FOR" the nominees of the Board in the election of seven directors, (3) "FOR" the proposal to amend the 1999 Stock Option Plan to increase the number of shares authorized for issuance thereunder from 15,000,000 to 25,000,000, (4) "FOR" the proposal to amend Article 4 of the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock of the Company from 100,000,000 to 150,000,000 shares, and (5) in the discretion of the proxy holders on such other matters as may properly come before the meeting. Any proxy may be revoked at any time prior to its exercise by notifying the Chairman of the Company in writing, by delivering to the Company a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

         The address of the principal executive offices of the Company is 1900 AM Drive, Quakertown, PA 18951-2107.

Outstanding Voting Securities

         At the close of business on September 30, 2002, the record date to determine stockholders entitled to vote at the Annual Meeting, the Company had 63,410,682 outstanding shares of Common Stock, par value $.10 per share, and 51,851 outstanding shares of Series A Preferred Stock, par value $0.10 per share. On September 30, 2002, the aggregate market value of the Company's outstanding shares of Common Stock held by non-affiliates was $8,048,530 (based on the average between the bid and the asked prices of such stock on that date).

         The presence, in person or by proxy, at the meeting of stockholders entitled to cast a majority of the votes which all stockholders are entitled to cast will constitute a quorum for the transaction of business. Abstentions and broker "non-votes" are counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting. A broker "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner as to how to vote on the proposal.

         On all matters voted upon at the meeting and any adjournment or postponement thereof, each record holder of Common Stock will be entitled to one vote per share and each record holder of Series A Preferred Stock will be entitled to one vote per share. In the election of directors, stockholders do not have cumulative voting rights. The seven nominees receiving the highest number of affirmative votes of the shares present or represented and voting on the election of directors at the meeting will be elected to the Company's Board of Directors. Shares represented at the meeting by a proxy which has not been marked so as to withhold authority to vote for a particular nominee will be voted in favor of such nominee and will be counted toward such nominee's achievement of plurality.

         Approval of the proposals to (a) amend the Company's Certificate of Incorporation and By-laws to eliminate the requirement to annually elect directors and to substitute, in its stead, a classified board of directors having three classes with staggered three-year terms, and (b) increase the number of authorized shares of Common Stock of the Company from 100,000,000 to 150,000,000 shares, will each require the affirmative vote of a majority of the Company's outstanding voting securities. Abstentions and shares subject to broker "non-votes" will not be considered to have voted for either of these proposals and will have the practical effect of a vote against each such proposal.

         For all other matters being submitted to stockholders at the meeting, including without limitation approval of the proposed amendment to the Company's 1999 Stock Option Plan, the affirmative vote of the majority of shares present, in person or represented by proxy, and voting on that matter will be required for approval. Abstentions will be counted in the tabulation of the votes cast on any such proposal presented to stockholders at the meeting and will have the same effect as negative votes cast. Shares subject to broker "non-votes" with respect to any such matter will not be considered to have been voted for the particular matter and will have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

                Voting Arrangements with Respect to Company Stock

         On November 2, 1998, the Alvin Hoffman Revocable Trust UAD 2/28/86 (the "Hoffman Trust") entered into a Voting Trust and Share Price Participation Agreement dated November 2, 1998, as amended on November 30, 2001 (the "Voting Trust"), with Javad (Jay) K. Hassan as voting trustee (the "Voting Trustee"), and pursuant thereto deposited with the Voting Trustee 14,391,837 shares of the Common Stock of the Company, constituting 22.7% of the issued and outstanding shares of the Company's Common Stock. Pursuant to the terms of the Voting Trust, the Voting Trustee is entitled, for the term of the Voting Trust, to exercise all voting rights with respect to such shares. Accordingly, management of the Company believes that, while Alvin Hoffman, the settlor of the Hoffman Trust, remains a beneficial owner of such shares, the transfer of voting rights with respect to such shares has resulted in control of the Company by Mr. Hassan. Neither Mr. Hoffman nor the Hoffman Trust received any consideration for the transfer of voting rights.

         Two executive officers of the Company, Steven Nickel and Scott Lochhead, have entered into a Shareholders' Agreement with the Company, dated as of July 1, 2002. Pursuant to the terms and provisions of such Shareholders' Agreement, Mr. Nickel and Mr. Lochhead have agreed that, for a three year period commencing on the date of such agreement, they will vote all of the shares of the Common Stock that they acquired from the Company in exchange for their membership interest in Nex-Link Communication Project Services, LLC, 3,500,000 shares, "for" all matters recommended by the Board and "against" all matters not recommended by the Board.

         Security Ownership of Certain Beneficial Owners and Management

         The table below sets forth certain information as of September 30, 2002 with respect to each person and entity known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock, each nominee for director of the Company, each executive officer listed in the cash compensation table, and all executive officers and directors of the Company as a group.




                                                                              Beneficial Ownership
                                                                                of Common Stock
                                                            ----------------------------------------------------
                                                                                                   Percentage of
Beneficial Owner (1) (2)                                    No. of Shares                           Class (17)
------------------------                                    -------------                           ---------


Javad K. Hassan                                                 32,717,129(3)                           44.9%
Alvin Hoffman                                                   21,105,712(4)                           32.7%
NT Holdings Mauritius                                            7,862,334(5)                           12.4%
Steven L.M. Nickel                                               1,750,000(6)                            2.8%
Scott I. Lochhead                                                1,750,000(7)                            2.8%
Keith D. Schneck                                                 1,395,000(8)                            2.2%
Michael L. Quelly                                                  970,000(9)                            1.5%
Joseph D. Rocci                                                    997,846(10)                           1.6%
Lemuel A. Tarshis                                                  375,000(11)                           *
R. Barry Borden                                                    310,000(12)                           *
H. Charles Wilson, III                                             161,666(13)                           *
Jill D. Felix                                                      100,000(14)                           *
Roger L. Jack                                                          ---                               *
Maqbool A. Qurashi                                                 316,666(15)                           *
C. Scott Hisey                                                         ---                               *
C. David Ferguson                                                      ---                               *
George L. Kotkiewicz                                                   ---                               *




                                                                              Beneficial Ownership
                                                                                of Common Stock
                                                            ----------------------------------------------------
                                                                                                   Percentage of
Beneficial Owner (1) (2)                                    No. of Shares                           Class (17)
------------------------                                    -------------                           ---------

All Directors, Nominees for Director and
Executive Officers as a Group (15 Persons)                      47,757,182(16)                          61.0%

     *Less than one percent

1. To the best of the Company's knowledge, all shares of stock are owned beneficially, and sole voting and investment power is held with respect thereto, by the persons and entities named, except as otherwise noted. Share amounts include additional shares issuable pursuant to options or warrants held by such owners that are exercisable or may become exercisable within 60 days of the date hereof.

2. The address of all beneficial owners is c/o AM Communications, Inc., 1900 AM Drive, Quakertown, PA 18951-2107.

3. Includes (i) 14,391,837 shares of the Common Stock, over which Mr. Hassan exercises all voting rights, pursuant to The Voting Trust and Share Price Participation Agreement between Mr. Hoffman and Mr. Hassan, as the Voting Trustee, (ii) 1,000,000 shares issued pursuant to a stock option exercise, (iii) 4,833,333 shares issuable pursuant to currently outstanding stock options, (iv) 37,037 shares of Series A Preferred Stock convertible into 3,703,700 shares of Common Stock, (v) 925,925 shares issuable upon the exercise of outstanding Series A warrants, and
         (vi) 7,862,334 shares issued upon the exercise of warrants which were issued to NeST Technologies, Inc. for services rendered, of which Mr. Hassan is CEO and sole owner, and to NeST (P) Ltd. for services rendered, which is controlled by Mr. Hassan's brother, and then subsequently such shares were transferred to NT Holdings Mauritius. Mr. Hassan owns less than 50% of the outstanding equity interests issued by NT Holdings Mauritius and disclaims beneficial ownership in a portion of the shares set forth in (vi) above.

4. The information concerning the beneficial ownership of Mr. Hoffman is based, in part, upon information furnished by Mr. Hoffman to the Company. The beneficial ownership indicated represents (i) 7,407 shares of Series A Preferred Stock convertible into 740,700 shares of Common Stock, (ii) 185,175 shares of Common Stock issuable upon the exercise of outstanding Series A warrants, (iii) 250,000 shares issuable pursuant to stock options, (iv) 773,000 shares of Common Stock currently owned by Mr. Hoffman's wife, (v) 14,391,837 shares of Common Stock of the Company which the Hoffman Trust beneficially owns but over which Javad K. Hassan, as Voting Trustee, exercises all voting rights, and (vi) 800,000 shares of Common Stock issued pursuant to a preferred stock conversion completed in December 2001. Mr. Hoffman disclaims beneficial ownership of the shares set forth in (iv) above.

5. Includes 7,862,334 shares of Common Stock issued upon the exercise of warrants held by NeST Technologies, Inc. for services rendered, of which Mr. Hassan is CEO and sole owner, and NeST (P) Ltd. for services rendered, which is controlled by Mr. Hassan's brother, and which such shares were subsequently transferred to NT Holdings Mauritius. NT Holdings Mauritius is a Mauritius holding company for Mr. Hassan's various business interests. Mr. Hassan is a less than a 50% owner in NT Holdings Mauritius and disclaims beneficial ownership in a portion of these shares.

6. Includes 1,750,000 shares issued as consideration in connection with the acquisition, by merger, of Nex-Link Communication Project Services LLC completed on July 1, 2002.

7. Includes 1,750,000 shares issued as consideration in connection with the acquisition, by merger, of Nex-Link Communication Project Services LLC completed on July 1, 2002.

8.       Includes 1,225,000 shares issuable pursuant to stock options.

9.       Includes 805,000 shares issuable pursuant to stock options.

10.      Includes 705,000 shares issuable pursuant to stock options.

11.      Includes 325,000 shares issuable pursuant to stock options.

12.      Includes 300,000 shares issuable pursuant to stock options.

13.      Includes 161,666 shares issuable pursuant to stock options.

14.      Includes 100,000 shares issuable pursuant to stock options.

15.      Includes 316,666 shares issuable pursuant to stock options.

16. Includes (i) an aggregate of 14,391,837 shares of Common Stock beneficially owned by the Hoffman Trust but over which Javad K. Hassan, as Voting Trustee, exercises all voting rights, (ii) 44,444 shares of Series A Preferred Stock convertible into 4,444,400 shares of Common Stock, (iii) 1,111,100 shares of Common Stock issuable upon the exercise of outstanding Series A warrants, (iv) 773,000 shares of Common Stock currently owned by Mr. Hoffman's wife as to which Mr. Hoffman disclaims beneficial ownership, (v) 9,271,665 shares of Common Stock which may be acquired upon the exercise of outstanding options,
         (vi) 9,902,846 shares of Common Stock held by other officers and directors, and (vii) 7,862,334 shares of Common Stock issued upon the exercise of warrants held by NeST Technologies, Inc. and NeST (P) Ltd. and then transferred to NT Holdings Mauritius. Mr. Hassan disclaims beneficial ownership of a portion of the shares set forth in (vii) above.

17. The percentages have been calculated on the basis of treating as outstanding, for a particular holder, all shares of the Common Stock outstanding on said date and all shares of the Common Stock issuable to such holder in the event of exercise or conversion of outstanding options, warrants and convertible securities owned by such holder at said date which are exercisable or convertible within 60 days of such date.

         The table below sets forth certain information as of September 30, 2002 with respect to each person and entity known to the Company to be the beneficial owner of any of the outstanding shares of the Company's Series A Preferred Stock.


Beneficial Owner                                            No. of Shares                  Percentage of Class
----------------                                            -------------                  -------------------

Javad K. Hassan                                                 37,037                            71.4%
    c/o AM Communications, Inc.
    1900 AM Drive
    Quakertown, PA  18951-2107

Alvin Hoffman                                                    7,407                            14.3%
    c/o AM Communications, Inc.
    1900 AM Drive
    Quakertown, PA  18951-2107

Burt Hoffman                                                     7,407                            14.3%
    c/o AM Communications, Inc.
    1900 AM Drive
    Quakertown, PA  18951-2107



                                   PROPOSAL 1

               AMENDMENT OF COMPANY'S CERTIFICATE OF INCORPORATION
              AND BY-LAWS TO CREATE A CLASSIFIED BOARD OF DIRECTORS

         In connection with the election of nominees to the Board at this year's Annual Meeting of Stockholders, the Company's Board of Directors has unanimously approved, and recommends for approval by the stockholders, an amendment to the Company's Certificate of Incorporation (the "Classified Board Amendment"), creating a classified board of directors (the "Classified Board"). This proposed amendment to the Company's Certificate of Incorporation is set forth in Exhibit "A" attached to this Proxy Statement. If the Classified Board Amendment is approved, the Board will be divided into three classes, and commencing with the election of directors at this annual meeting of stockholders, each director will be elected to one of three classes, with staggered terms of office for each such class. This proposal will make it more difficult for a third party to acquire, or may discourage a third party from seeking to acquire, control of the Company. This anti-takeover effect could benefit incumbent management at the expense of the Company's other stockholders.

         Under the Company's current Certificate of Incorporation, all of the directors are elected at each annual meeting of stockholders. As a result, the holders of a majority of the Company's shares could replace a majority, or all, of the directors at one annual meeting. Classification of the Board will have the effect of slowing changes in the composition of the Board because, absent vacancies in the Board due to a director's retirement, resignation, illness and the like, fewer than half of the Board positions will be subject to election each year. Thus, classification of the Board helps contribute to continuity and stability in the Company's management.

         If the Classified Board Amendment is approved, at least two annual meetings of stockholders, instead of one, will generally be required to effect a change in a majority of the Board. While this proposal is not a response to any effort to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise, such a delay may help ensure that the Company's directors, if confronted by a third party attempting to force a proxy contest, a tender or exchange offer, or other extraordinary corporate transaction, will have sufficient time to review the proposal, as well as any available alternatives, and act in a manner the directors believe to be in the best interests of the Company and its stockholders. Classification of the Board could also have the effect of discouraging a third party from initiating a proxy contest, making a tender offer, or otherwise attempting to obtain control of the Company, even though such an attempt might result in a short-term financial benefit for the Company and its stockholders. Classification of the Board could also increase the possibility that incumbent directors will retain their positions, if they so desired.

         To preserve the classified Board structure, the Classified Board Amendment also provides that a director elected by the Board to fill a vacancy on the Board holds office until the next election of the class for which such director has been chosen, and until that director's successor has been elected and qualified or until his earlier resignation, removal or death.

         Delaware law provides that a director may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of the directors, except that a director serving on a classified board of directors may be removed only for cause, unless the certificate of incorporation provides otherwise. The Classified Board Amendment does not provide for the removal of directors other than for cause.

         The Board is presently not a classified board of directors, and the Company's By-laws presently permit a director to be removed, with or without cause, by the vote of a majority of the stockholders entitled to vote at an election of directors. If the Classified Board Amendment is approved by the stockholders, under Delaware law, a director of the Company may only be removed for cause and the practical effect of such amendment will be to make it more difficult for the stockholders to remove a director from office. The Company believes that these provisions limiting the rights of stockholders to remove directors may deter a potential hostile acquirer from attempting to gain control of the Company's Board of Directors. The proposed amendment may be disadvantageous to the Company's stockholders, however, because it will be more difficult for the stockholders to remove a director prior to the conclusion of such director's term.

         If the Classified Board Amendment is approved, a corresponding amendment will be made to the Company's By-laws. This will make the provisions of the Company's Certificate of Incorporation and the Company's By-laws consistent.

Summary of Advantages and Disadvantages of the Proposed Classified Board
Amendment

         Advantages. The Board is recommending the proposed changes to the Company's Certificate of Incorporation and Bylaws described in this Proposal 2 because:

                  1. The changes, taken together, tend to discourage hostile bids for control of the Company.

                  2. In the event that a third-party seeks to acquire the Company, the changes will enable the Board to exercise greater influence over the sale process and thereby more effectively seek the most favorable acquisition terms.

                  3. Hostile takeover bids often are timed to take advantage of a temporarily depressed stock price and are designed to thwart the possibility that more favorable bids or alternative transactions might be sought or considered. Hostile takeover attempts consequently present the risk that the Company might be sold on terms that are less favorable to the stockholders than would be available in a negotiated, board-approved transaction, which can be carefully planned and pursued at an opportune time in order to obtain maximum value for the Company and its stockholders.

                  4. The proposed changes will assure continuity and stability of the Board. Although the Company has not experienced problems with continuity and stability in the past, the Board wishes to ensure that continuity and stability will be retained into the future. The Board believes that continuity and stability of the Board enables the Company to more effectively conceive, implement and benefit from long-term strategic plans aimed at producing long-term value for the Company's stockholders.

         Disadvantages. As discussed above, the Classified Board Amendment presents certain potential disadvantages to the Company's stockholders:

                  1. The proposed changes could discourage a possible future takeover attempt that a majority of the stockholders would have favored or that would have paid a significant premium to stockholders.

                  2. The proposed changes, especially the termination of the stockholders' ability to remove a director from office without cause, may be disadvantageous to stockholders because they may limit their flexibility to determine the composition of the Board or to make other changes even in circumstances where a majority of the stockholders may be dissatisfied with the performance of the incumbent directors or otherwise desire to make changes.

         The Board has carefully weighed the advantages and disadvantages of the proposed changes to be effected by the Classified Board Amendment to the stockholders of the Company, and has determined that the advantages outweigh the disadvantages. In addition, the Board is mindful that the board of directors of a Delaware corporation has a fiduciary duty to act in the best interests of the stockholders. The Board believes that this duty mitigates to a great extent the potential disadvantages to stockholders of the changes proposed to the certificate of incorporation and by-laws under this Proposal 2. The Board does not presently intend to propose other anti-takeover measures in future proxy solicitations.

         The proposal will be adopted only if it receives the affirmative vote of a majority of the outstanding shares of the Company's voting securities. The Board believes that the proposed amendment is in the best interests of the Company and its stockholders and unanimously recommends a vote FOR its adoption. Proxies received will be voted in favor of the proposed amendment unless otherwise indicated.

                                   PROPOSAL 2

                              ELECTION OF DIRECTORS

         In September 2002, the Board voted to increase the number of directors of the Company from six to seven, with such increase to be effective as of the date of 2002 Annual Meeting of Stockholders. At the meeting, the Company's stockholders will be asked to elect seven directors. There are seven nominees for director. All of the nominees, other than C. David Ferguson and George Kotkiewicz, are currently directors of the Company. Lemuel A. Tarshis, a member of the Company's Board of Directors since 1996, has decided not to stand for re-election as a director of the Company this year.

         If Proposal 1 is approved by the stockholders at the meeting, the Board will be divided into three classes, with Class I Directors to serve on the Board until the annual meeting in 2003, Class II Directors to serve on the Board until the annual meeting in 2004, and Class III Directors to serve on the Board until the annual meeting in 2005 and, in each case, until their successors have been duly elected and qualified, or until such director's earlier death, resignation or removal. At each annual meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third annual meeting following the annual meeting at which the director was elected.

         Alternatively, if Proposal 1 is not approved by the stockholders, the directors of the Company will be elected to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal.

         It is expected that proxies properly executed in the enclosed form will be voted, in the absence of other instructions, for the election of the persons named below. Should any one or more of these nominees become unavailable to accept nomination or election as a director, the persons named in the enclosed proxy will vote the shares which they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.

         The Board unanimously recommends a vote FOR each of the nominees for election as directors.

         The nominees for directors, together with certain information with respect to them, as well as the Class of the Board to which they will be elected if Proposal 1 is approved by the stockholders at the meeting, are as follows:

                    Became                     Principal Occupation and Business
Name & Age          Director                         During Last Five Years                            Class of Board
----------          --------                         ----------------------                            --------------
Javad K. Hassan,    1998         Mr. Hassan joined the Company in November 1998 as Chairman             Class III
61                               of the Board. Prior to joining the Company, Mr. Hassan held senior level positions at AMP, Inc. from 1988 until he was named President of AMP Communications Systems Business, a
                                 division of AMP, Inc., in 1995. He previously had a 20 year career at IBM. Mr. Hassan is the founder and principal
                                 shareholder of NeST Technologies, Inc., a US headquartered technology services company which provides and receives
                                 services to and from NeST (P) Ltd. located in India. He also is founder and principal shareholder of NeSTronix, Inc. a
                                 provider of outsource manufacturing services. He currently serves as Chairman of the Electronic Development Commission for the Government of Kerala, India. He also serves as
                                 Chairman of NeSTronix, Inc. and e-Cell Technologies, Inc.
                                 and is a director of Fibercore, Inc., a public company.


                    Became                     Principal Occupation and Business
Name & Age          Director                         During Last Five Years                            Class of Board
----------          --------                         ----------------------                            --------------
R. Barry Borden,    1996         Mr. Borden currently serves as President of LMA Group, a             Class I
62                               management consulting firm in Merion, PA and is Chairman of
                                 Ozro, Inc. of Boston, MA, a supplier of E-commerce software.
                                 He previously was President of Broadbeam Corporation of
                                 Princeton, New Jersey from 1997 and has held executive level positions with other high technology companies including
                                 Mergent International, Cricket Software, Inc., Franklin
                                 Computer Corporation and Delta Data Systems. Mr. Borden is
                                 also a director of Fastnet Corporation and Vice Chairman of
                                 Sedona Corporation, both publicly held companies.

Jill D. Felix, 58   2000         Ms. Felix has been President, CEO, and director of the               Class II
                                 University Science Center since 1997. From 1983 to 1997, she held executive level positions with Liberty Property Trust.
                                 She also holds director positions for numerous organizations including Greater Philadelphia First, West Philadelphia
                                 Partnership, University City District, Delaware Valley
                                 Industrial Resource Center, International House, Valley
                                 Forge Historical Society and the Pennsylvania BioTechnology
                                 Assoc.
Alvin Hoffman, 73   1995                                                                              Class III
                                 Mr. Hoffman is a private investor and has been a registered broker with Makefield Securities in Boca Raton, FL since
                                 1982.

                    Became                     Principal Occupation and Business
Name & Age          Director                         During Last Five Years                            Class of Board
----------          --------                         ----------------------                            --------------

Keith D. Schneck,   1995         Mr. Schneck joined the Company in April 1995 as President              Class I
47                               and Chief Financial Officer and Director. In April 2000, he
                                 resigned from his position as President and assumed a
                                 financial advisory role with the NeST related companies in addition to continuing to serve as Chief Financial Officer of the Company. As of December 31, 2000, Mr. Schneck
                                 resigned as Chief Financial Officer, but continues to serve as a Director, of the Company. Mr. Schneck is currently the
                                 Chief Financial Officer for T-Networks, Inc., a designer and manufacturer of equipment for fiber-optic networks.

C. David            2002         Mr. Ferguson currently serves as President of Ferguson                 Class II
Ferguson, 60                     Financial Group, which office he was elected to in 2002. He served as Chairman and CEO of Gould Electronics, Inc. from
                                 1988 until his retirement in December 2001, and he held
                                 various management and senior level executive positions with
                                 Gould Electronics for over 35 years. Mr. Ferguson currently serves as a director for IER Inc. and Encore Computer Inc.

George L.           2002         Mr. Kotkiewicz retired from AMP Incorporated after a 35 year           Class I
Kotkiewicz, 69                   career as Vice President, Sales and Marketing. He currently is the owner of several John Deere Corporation large
                                 equipment franchises and has established multiple outlets
                                 and locations for these products, as well as developed
                                 parallel businesses in real estate ownership, automobile
                                 sales, and related enterprises. He is a member of the
                                 Advisory Boards of Inncom International and SMC Corporation,
                                 both public companies.


         No family relationship exists among the officers and directors of the Company.

             Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of its common stock, to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission (the "SEC"). Officers, directors, and greater than ten percent (10%) stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that, during its fiscal year ended on March 30, 2002, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were timely satisfied except that an Initial Report of Stock Ownership, on Form 3, was filed late by each of H. Charles Wilson, III and C. Scott Hisey. A Statement of Changes in Beneficial Ownership, on Form 4, due during May 2001 was also filed late by Joseph D. Rocci and a Statement of Changes in Beneficial Ownership, on Form 4, due during March 2002 was also filed late by Alvin Hoffman.

             Information Concerning Meetings, Committees and Directors' Compensation

         The Board held three regular meetings during the fiscal year ended March 30, 2002. During fiscal 2002, all directors attended at least 75% of the total number of meetings of the Board and committees of the Board on which they served.

         The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing financial reports and other financial information provided by the Company to any governmental body or the public, the Company's systems of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established, and the Company's auditing, accounting and financial processes generally. The Audit Committee is responsible for reviewing audit activities, recommending to the Board the engagement of independent auditors, and reviewing the professional services rendered by the Company's independent auditors, including without limitation the scope of the audit, their fees, and the results of their engagement. No member of the Audit Committee is an employee of the Company. During fiscal 2002, the Audit Committee consisted of Ms. Felix and Messrs. Schneck and Borden, and met one time.

         The Audit Committee is also responsible for reviewing the adequacy of the Company's internal procedures and controls and for implementation of appropriate recommendations made by the Company's independent auditors. The Board has adopted a written charter for the Company's Audit Committee. A copy of such charter is attached hereto as Exhibit "B".

         The Board has determined that the members of the Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards, as the same may be modified or supplemented from time to time). That is, the Board has determined that none of the members of the Audit Committee has a relationship with the Company that may interfere with his/her independence from the Company and its management.

Audit Committee Report

         The Audit Committee has reviewed and discussed the audited financial statements of the Company for fiscal year ended on March 30, 2002 with the Company's management. The Audit Committee has discussed with the Company's independent auditors various matters related to the financial statements, including without limitation the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards, AU 380), as the same may be modified or supplemented from time to time. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as the same may be modified or supplemented from time to time, and has discussed with Grant Thornton LLP its independence. Based upon such review and discussion, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 30, 2002 for filing with the Securities and Exchange Commission.

                                                Jill D. Felix
                                                Keith D. Schneck
                                                R. Barry Borden

         The Compensation and Stock Option Committee is responsible for the administration of the Company's Stock Options Plans and is authorized to select recipients of options pursuant to said plans and to determine the terms of their options, subject to the provisions of the applicable plan. In addition, the Committee reviews and approves employee compensation plans and such other benefits as it deems advisable. During fiscal 2002, the Compensation and Stock Option Committee consisted of Ms. Felix and Messr. Tarshis and met one time.

         The Company does not have a Nominating Committee.

         Directors who are not officers or employees of the Company are paid $500 for each Board meeting and Committee meeting attended. Each director, who is not an employee of the Company, is also entitled to receive, annually, an automatic grant of stock options covering 50,000 shares of the Company's Common Stock, pursuant to the Company's 1999 Stock Option Plan. The exercise price for such options is equal to the fair market value of the Common Stock on the date of grant and the options are fully exercisable at the time of grant.

         In addition to the standard director fees received during 2002, each director, who is not an employee of the Company, was granted options to purchase 50,000 shares of the Company's Common Stock at an exercise price of $0.38 on November 11, 2001. Messrs. Schneck and Tarshis, Chairmen of the Audit Committee and the Compensation and Stock Option Committee, respectively, were granted options to purchase an additional 25,000 shares of the Company's Common Stock at an exercise price of $0.38 on the same date. These options were fully vested as of the date of grant.

         Pursuant to the terms of his Executive Employment Agreement with the Company, Javad K. Hassan received an option grant on November 1, 2001 to purchase 2,500,000 shares of the Company's Common Stock at an exercise price of $0.38, with the terms of such options to be governed by the Company's 1999 Stock Option Plan. Also, on February 19, 1999, Mr. Hassan was granted, pursuant to the terms of a Services Agreement entered into between Mr. Hassan and the Company, options to purchase 5,000,000 shares of the Company's Common Stock, at an exercise price of $0.156, which options became first exercisable equally over a three year period and expire on February 9, 2009. During fiscal 2001, Mr. Hassan exercised 1,000,000 of these option shares.

                               Executive Officers


                                                                       Position with the Company and
         Name & Age             Became Officer                        Business During Last Five Years
         ----------             --------------                        -------------------------------

Joseph D. Rocci, 54                  1988         Group Vice President, AM Broadband Products Division of the Company,
                                                  since 2001. Served as Vice President, Product Operations of the
                                                  Company from 1988 to 1989, when he was appointed Vice President,
                                                  Product Technology. He has been employed by the Company since 1983.

Michael L. Quelly, 48                1989         Vice President, Product Development of the Company since 2002.
                                                  Previously served as Vice President, Hardware Engineering of the
                                                  Company from 2001 to 2002 and Vice President, Engineering from 1989 to
                                                  2001. He has been employed by the Company since 1982.

H. Charles Wilson, III, 46           1996         Corporate Controller since December 2000. Mr. Wilson joined the
                                                  Company as Controller in January 1996. He previously held financial management positions with Integrated Circuit Systems, a publicly held company.

Maqbool A. Qurashi, 69               2000         Executive Vice President since October 2002. Mr. Qurashi joined the
                                                  Company in October 2000 as Group Vice President, Broadband Services of
                                                  the Company's wholly-owned subsidiary, AM Broadband Services, Inc. He previously was a consultant for several telecommunications firms from
                                                  1992 to 2000. Mr. Qurashi co-founded the Company in 1974.

C. Scott Hisey, 37                   2001         Group Vice President of AM Broadband Services Division of the Company,
                                                  since April 2002. Mr. Hisey joined the Company in July 2001 as Vice
                                                  President and General Manager of AM Broadband Services, Inc., a
                                                  wholly-owned subsidiary of the Company. Prior to joining the Company,
                                                  Mr. Hisey served as Executive Vice President of International
                                                  Fibercom's Outside Plant Division from 2000 to 2001. Prior to his work with International Fibercom, Mr. Hisey owned a communications construction contracting company and served as a consultant in the cable television industry from 1987 to 1995.

Steven L. M. Nickel                  2002         Executive Vice President, Sales and Marketing since July 2002. Mr.
                                                  Nickel joined the Company through the acquisition of Nex-Link
                                                  Communication Project Services, LLC. For two years prior to joining the Company, Mr. Nickel was an owner and President of Nex-Link
                                                  Communication Project Services, LLC. Prior to Nex-Link, he spent a year as Executive Director of Network Implementation, Atlantic
                                                  Division, for AT&T Broadband. Mr. Nickel previously held executive management positions with Tetra Tech, Inc., a project management company, and Cabletel Communications Corporation (formerly Antec
                                                  Canada).



                               Executive Officers


                                                                       Position with the Company and
         Name & Age             Became Officer                        Business During Last Five Years
         ----------             --------------                        -------------------------------


Scott I. Lochhead, 31                2002         Sr. Vice President of AM Broadband Services division of the Company since July 2002. Mr. Lochhead joined the Company through the acquisition of Nex-Link Communication Project Services, LLC. Prior to
                                                  joining the Company, Mr. Lochhead was an owner of Nex-Link
                                                  Communication Project Services, LLC and served as such company's Vice
                                                  President for 2 years. Prior to Nex-Link, Mr. Lochhead spent 2 years as a Senior Manager with AT&T Broadband. Mr. Lochhead also served as an international consultant for BCI in their Asian market during 1997 and served as a consultant to the cable television industry from 1993 to 1997.













                             Executive Compensation

         The following tables set forth certain information concerning (a) the cash remuneration paid by the Company during each of the last three fiscal years to the individual who served as the Company's Chief Executive Officer during fiscal 2002 and to each executive officer of the Company whose cash compensation exceeded $100,000 per annum during the last fiscal year of the Company, and (b) stock options granted and certain other compensation paid during the last three fiscal years to each such individual.

--------------------------- ------------ ----------------- ------------------- ------------------
                                                             Stock Options           Other
Name & Principal Position   Fiscal Year       Salary            Awarded          Compensation
--------------------------- ------------ ----------------- ------------------- ------------------
Javad K. Hassan,               2002      $    106,000            2,500,000              ---
Chairman                       2001               ---                  ---              ---
                               2000               ---                  ---              ---
--------------------------- ------------ ----------------- ------------------- ------------------
Joseph D. Rocci,               2002      $    129,000              200,000     $      4,036(1)
Group Vice President,          2001           120,000              200,000            2,899(1)
AM Broadband Products          2000           106,000              705,000(2)         2,630(1)
--------------------------- ------------ ----------------- ------------------- ------------------
Michael L. Quelly,             2002      $    128,000              100,000     $      4,811(3)
Vice President,                2001           120,000              100,000            3,485(3)
Product Development            2000           106,000              705,000(4)         3,316(3)
--------------------------- ------------ ----------------- ------------------- ------------------


--------------------------- ------------ ----------------- ------------------- ------------------
                                                             Stock Options           Other
Name & Principal Position   Fiscal Year       Salary            Awarded          Compensation
--------------------------- ------------ ----------------- ------------------- ------------------
H. Charles Wilson, III,        2002      $    113,000              150,000         $  4,202(5)
Corporate Controller           2001            93,000               80,000            2,797(5)
                               2000            79,000               40,000            2,357(5)
--------------------------- ------------ ----------------- ------------------- ------------------
Roger L. Jack,*                2002      $    105,000              100,000         $  1,010(6)
Vice President                 2001            31,000              150,000              923(6)
Software Engineering           2000               ---                  ---              ---
--------------------------- ------------ ----------------- ------------------- ------------------
Maqbool A. Qurashi,            2002      $    124,000              300,000         $  3,358(7)
Executive Vice President       2001            51,000              300,000              ---
                               2000               ---                  ---              ---
--------------------------- ------------ ----------------- ------------------- ------------------
C. Scott Hisey,                2002      $    106,000              600,000         $200,000(8)
Group Vice President           2001               ---                  ---              ---
AM Broadband Services          2000               ---                  ---              ---
--------------------------- ------------ ----------------- ------------------- ------------------


* Mr. Jack joined the Company during the fourth quarter of fiscal 2001. Mr. Jack subsequently resigned as an officer and employee of the Company effective June 7, 2002.

(1) Represents $4,036, $2,899 and $2,630 in matching contributions under the Company's 401(k) plan paid by the Company in fiscal 2002, 2001, and 2000, respectively.

(2) Includes 405,000 shares of repriced stock options previously issued in fiscal years 1998, 1997, 1995, and 1993.

(3) Represents $4,811, $3,485 and $3,316 in matching contributions under the Company's 401(k) plan paid by the Company in fiscal 2002, 2001, and 2000, respectively.

(4) Includes 405,000 shares of repriced stock options previously issued in fiscal years 1998, 1997, 1995, and 1993.

(5) Represents $4,202, $2,797 and $2,357 in matching contributions under the Company's 401(k) plan paid by the Company in fiscal 2002, 2001, and 2000, respectively.

(6) Represents $1,010 and $923 in matching contributions under the Company 401(k) plan paid by the Company in fiscal 2002 and 2001, respectively.

(7) Represents $3,358 in matching contributions under the Company 401(k) plan paid by the Company in fiscal 2002.

(8) Represents $200,000 in sign-on bonuses paid to Mr. Hisey as part of his employment terms.

         Other than the salary payments described herein, the Company did not pay the executive officers named in the Summary Compensation Table any fringe benefits, perquisites or other compensation in excess of the lesser of $50,000 or 10% of such executive officer's salary and bonus during fiscal 2002, 2001, and 2000. The above compensation does not include certain insurance and other personal benefits, the total value of which does not exceed, as to any named officer, the lesser of $50,000 or 10% of such person's cash compensation.

         All of the Company's group life, health, hospitalization or medical reimbursement plans, if any, do not discriminate in scope, terms, or operation in favor of the executive officers or directors of the Company and are generally available to all salaried employees of the Company.

         The Company has a stock option plan (the "1999 Plan") for its employees, directors, and other persons responsible for significant contributions to the Company's business. Under the 1999 Plan, which was approved by the stockholders in February, 1999, either non-qualified options or incentive stock options may be granted to purchase shares of the Company's stock at a price not less than its fair market value on the date of the grant. Options generally become exercisable one-third per year commencing one year after the date of grant and terminating after 10 years. The aggregate maximum number of shares for which options may be issued under the 1999 Plan is 15,000,000.

         The following table sets forth options granted to the named executive officers during fiscal 2002:

                                           No. of Securities     % of Total Options
                                Fiscal        Underlying        Granted to Employees    Exercise Price    Expiration
           Name                  Year       Options Granted        in Fiscal Year          ($/Share)         Date
           ----                  ----       ---------------        --------------          ---------         ----
Javad K. Hassan                  2002         2,500,000                  36.5%                $0.38        11/01/11
Joseph D. Rocci                  2002           200,000                   2.9%                $0.38        11/01/11
Michael L. Quelly                2002           100,000                   1.4%                $0.38        11/01/11
H. Charles Wilson, III           2002           150,000                   2.1%                $0.38        11/01/11
Roger L. Jack                    2002           100,000                   1.4%                $0.38        11/01/11
Maqbool A. Qurashi               2002           300,000                   4.3%                $0.38        11/01/11
C. Scott Hisey                   2002           600,000                   8.7%                $0.38        07/09/11

         The following table sets forth certain information pertaining to the shares acquired by the individuals named in the Summary Cash Compensation Table upon exercise of stock options in fiscal 2002 and pertaining to the number and value of options held by such individuals at year end:

             Fiscal 2002 Option Exercises and Year End Option Values


                          No. of                        Number of Unexercised         Value of In-the-Money Options
                          Shares        Value        Options At Fiscal Year End            at March 30, 2002(2)
                         Acquired      Realized      --------------------------       ------------------------------
         Name           on Exercise       ($)(1)   Exercisable     Unexercisable     Exercisable       Unexercisable
         ----           -----------  -----------   -----------     -------------     -----------       -------------
Javad K. Hassan                ---          ---     4,000,000       2,500,000         $1,136,000          $150,000
Joseph D. Rocci            200,000      $58,000       571,666         333,334            148,650             4,000
Michael L. Quelly              ---          ---       738,333         166,667            204,650             2,000
H. Charles Wilson, III         ---          ---        98,333         193,334             17,513             6,400
Roger L. Jack                  ---          ---       100,000         150,000             (6,000)           (9,000)
Maqbool A. Qurashi             ---          ---       100,000         500,000             (6,000)            6,000
C. Scott Hisey                 ---          ---           ---         600,000                ---            36,000

(1) Value realized is the difference between the market price of a share of Common Stock on the date of exercise and the exercise price of the option, multiplied by the number of shares underlying the option.

(2) Value is based upon the closing price of the stock on March 30, 2002, less the exercise price.

                 Certain Relationships and Related Transactions

         Mr. Javad Hassan is the Chairman of the board of directors (Chairman) of the Company and has ownership interest in several other companies in the United States, India and other parts of the world. Among these companies is NeST group of companies (NeST), including NeST Technologies, Inc. and NeSTronix, Inc., which are U.S.-based technology service entities that provide engineering development services and turn-key manufacturing services primarily through the use of technology resources of staff and electronic manufacturing operations located in India and controlled by the Chairman's brother, Mr. N. Jehangir. NeST provides a substantial portion of the Company's engineering and manufacturing requirements.

         Mr. Hassan, the NeST companies and their respective affiliates collectively control the voting of 23,254,171 shares of the Company's Common Stock.

         Under the terms of an agreement with NeST (the "NeST Development Agreement"), the Company has the option to pay for development services performed by NeST either in cash or by the issuance of warrants to purchase AM Common Stock. During fiscal 1999, the Company elected to issue NeST warrants to purchase 4,234,018 shares of the Company's Common Stock, at an exercise price of $0.01 per share, in payment of $670,000 of NeST development services for the period from November 1998 through April 3, 1999. The Company also issued warrants to purchase 3,628,316 shares of the Company's Common Stock, at an exercise price of $0.01 per share, in lieu of payment of $1,157,197 of NeST development services for the period from April 4, 1999 through January 1, 2000. Since January 2, 2000, the Company has paid cash for NeST development services. As a result of improved operations, the Company expects to pay ongoing NeST development expenses in cash, but continues to have the option to issue warrants up to a limit of ten million total shares under the NeST Development Agreement, including the 7,862,334 shares already issued. During the fiscal years ended March 30, 2002 and March 31, 2001, the Company paid $2,500,000 and $2,200,000, respectively, to NeST for development services. The Company has negotiated favorable rates with NeST for services performed by both the India-based and U.S.-based employees of NeST. The Company may not be able to obtain the same negotiated rates from outside third parties.

         Pursuant to a Manufacturing Services Agreement between NeSTronix, Inc. and the Company (the "Manufacturing Agreement"), NeSTronix agreed to manufacture the Company's products on a turn-key basis commencing on January 2, 2000. The initial term of this Manufacturing Agreement ends on January 2, 2003 and the Manufacturing Agreement is automatically renewable for an additional 18 month period unless either party gives written notice to the contrary to the other party at least six months prior to the end of the then current term. The Manufacturing Agreement is also terminable by either party upon 60 days prior written notice upon the default of the other party or the bankruptcy or liquidation of the other party. Nothing in the Manufacturing Agreement precludes the Company from resuming manufacturing itself or transferring manufacturing rights to a third party. The Company retains title to and ownership of all equipment, inventory and intellectual property rights utilized in connection with the manufacture of its products. The Company and NeSTronix jointly agree upon a "bill of materials" price for each product manufactured pursuant to the Manufacturing Agreement. The Company pays to NeSTronix for each product manufactured pursuant to the Manufacturing Agreement, an amount equal to the actual cost of all materials utilized to manufacture the product, plus 0.5 times the agreed upon "bill of materials" price for the product. During the fiscal years ended March 30, 2002 and March 31, 2001, the Company paid $3,005,000 and $2,400,000, respectively, for services provided pursuant to the Manufacturing Agreement.

         Pursuant to an agreement entered into between the Company and Jay Hassan, the Chairman has agreed to provide a $500,000 line of credit to the Company, with interest payable at 10%. No amounts have been borrowed by the Company under this line since its inception in June 1999.

         On November 1, 2001, the Company entered into an Employment Agreement with its Chairman, Jay Hassan. In connection with the execution and delivery of such Employment Agreement, the previous Services Agreement, dated as of October 22, 1998, between Mr. Hassan and the Company was terminated. Under the terms of the Employment Agreement, the Chairman will serve as Chief Executive Officer and Chairman of the Board of Directors of the Company. The term of the Employment Agreement commenced on November 1, 2001 and expires on October 31, 2011. However, the term of the Employment Agreement will automatically renew for successive one year terms unless the Company or the Chairman gives a contrary written notice of termination to the other at least ninety (90) days before the scheduled expiration date of the Employment Agreement.

         Mr. Hassan's Employment Agreement provides for the payment of a minimum annual salary of two hundred fifty thousand dollars ($250,000.00) to the Chairman for his services. If his employment by the Company is terminated due to disability or without cause, or if he resigns for good reason (as such term is defined in the Employment Agreement), the Company is obligated to make severance payments to Mr. Hassan in an amount equal to his then current salary, and to continue in effect all of the employee benefits, for a period equal to the lesser of (a) two (2) years following the date of employment termination, or (b) the remaining term of the Employment Agreement.

         In addition to his base salary, Mr. Hassan is entitled to receive an annual bonus in an amount equal to 60% of his annual salary if the Company meets the annual financial performance objectives established by the Board for such year, and an annual bonus in an amount equal to 120% of his annual salary if the Company exceeds the annual financial performance objectives established by the Board for such year by at least 30%. For the years ended March 30, 2002 and March 31, 2001, no bonus payments were made to Mr. Hassan. Mr. Hassan is also entitled to participate in, or enjoy the benefit of, any other fringe benefits or prerequisites applicable to the Company's other executive officers.

         The Company entered into a Stock Purchase Rights Agreement, dated as of December 30, 2001, with its Chairman and Chief Executive Officer, (the "Company Stock Purchase Rights Agreement"). Under the terms of the Company Stock Purchase Rights Agreement, Mr. Hassan has irrevocably agreed to purchase, and the Company has irrevocably agreed to sell, six million (6,000,000) shares of the Company's common stock, at a price of thirty-eight cents ($0.38) per share, upon the first to occur of one of the following events:

                  (a) the Company enters into a definitive agreement to be acquired or to sell substantially all of its assets;

                  (b) the one-hundred and eightieth (180th) day following the Company's completion of a subsequent public offering of shares of its common stock; and

                  (c) the Chairman's termination as Chairman of the Company's Board of Directors and CEO.

         On November 30, 2001, Mr. Hassan entered into an amendment to his Voting Trust and Share Price Participation Agreement with the Alvin Hoffman, Revocable Trust U/A/D 2/28/86 pursuant to which Mr. Hassan will no longer share in the appreciation of AM's stock price from the proceeds of any sale by the Trust. Simultaneously therewith, Mr. Hassan entered into a Stock Purchase Rights Agreement with the Alvin Hoffman, Revocable Trust U/A/D 2/28/86 (the "Hoffman Stock Purchase Rights Agreement"). Under the terms of the Hoffman Stock Purchase Rights Agreement, Mr. Hassan has irrevocably agreed to purchase, and the Alvin Hoffman, Revocable Trust U/A/D 2/28/86 has irrevocably agreed to sell, seven million one-hundred ninety-five thousand nine-hundred nineteen (7,195,919) shares of the Company's common stock, at a price of ten cents ($0.10) per share, upon the first to occur of one of the following events:

                  (a) the Company enters into a definitive agreement to be acquired;

                  (b) the one-hundred and eightieth (180th) day following the Company's completion of a subsequent public offering of shares of its Class A common stock; and

                  (c)      the death of Alvin Hoffman; and

                  (d) the Chairman's termination as Chairman of the Company's Board of Directors.

         As a result of the foregoing transactions, in accordance with the provisions of Financial Accounting Standards Board (FASB) Statement No. 123, Accounting for Stock Based Compensation and FIN No. 44, Accounting for Certain Transactions Involving Stock Compensation, an interpretation of APB Opinion No. 25, the Company recorded $83,000 of compensation expense during the year ended March 30, 2002.

         On December 31, 2001, the Company entered into a loan agreement with Mr. Hassan. Under this agreement, the Company may loan the Chairman up to $2,000,000 for the sole purpose of assisting him in exercising his stock purchase rights. There have been no loans made by the Company to Mr. Hassan under this agreement to date.

         During fiscal year 2002, the Company's Board of Directors authorized the Company's investment banker to assist the Company in raising up to $2,000,000 in additional equity financing for the Company. To raise such additional capital, the Company's Board of Directors approved a private placement of restricted shares of the Company's Series A Preferred Stock, which bears a 10% annual cumulative dividend, at a price of $27.00 per share. Each share of the Series A Preferred Stock can be converted into 100 shares of the Company's Common Stock, subject to standard anti-dilution provisions. Purchasers of each share of the Company's Series A Preferred Stock in this offering are also entitled to receive a warrant to purchase up to 25 shares of the Company's Common Stock, at a price of $0.27 per share. These warrants vest immediately and are exercisable for six years from the date of purchase. The shares of the Series A Preferred Stock being sold in this offering will be sold only to accredited investors, including, without limitation, certain members of the Company's Board of Directors. On January 29, 2002, the Company's Chairman and CEO, Jay Hassan, purchased $1,000,000 of the shares of Series A Preferred Stock included in this offering. On February 14, 2002, a member of the Company's Board of Directors, Alvin Hoffman, purchased $200,000 of the shares included in this offering. The shares of the Series A Preferred Stock and the related Common Stock purchase warrants were offered and sold by the Company in reliance upon the exemption from registration provided for in Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended.

         Keith D. Schneck, the former Chief Financial Officer and a director of the Company also provided advisory services to Mr. Hassan and NeST Technologies, Inc. during fiscal 2001 and fiscal 2000.

         Under a consulting agreement with Lemuel A. Tarshis, a director of the Company, the Company incurred expenses of $75,000 during fiscal 2002 and $59,000 during fiscal 2001. Mr. Tarshis also provides consulting services to NeST Technologies, Inc. and serves as a director of that company.

         The Company provides certain administrative and support services and office space to NeST, NeSTronix and several other entities associated with Mr. Hassan's non-AM business ventures. During fiscal 2002 and fiscal 2001, the Company charged fees totaling $743,000 and $1,075,000, respectively, for such services.


                                   PROPOSAL 3

                   AMENDMENT TO INCREASE SHARES AUTHORIZED FOR
                      ISSUANCE UNDER 1999 STOCK OPTION PLAN

         The Company's existing Stock Option Plan (the "Plan") was adopted in 1999, and has been amended several times since its adoption. The Plan currently authorizes the grant of options to purchase up to an aggregate of 15,000,000 shares of Common Stock to the Company's directors and employees and to other persons responsible for making significant contributions to the Company's business. The Board believes that the equity stake in the growth and success of the Company afforded by stock options provides such key individuals with an incentive to continue to energetically apply their talents on behalf of the Company. Since there are no options to acquire shares of the Common Stock currently available for issuance under the 1999 Stock Option Plan, the Board has approved the increase in the number of shares of the Common Stock for which options may be granted under the 1999 Stock Option Plan from 15,000,000 shares to 25,000,000 shares.

         The key provisions of the 1999 Stock Option Plan are briefly summarized below. The complete text of the 1999 Stock Option Plan is attached hereto as Exhibit "C" and reference is made to such Exhibit "C" for a complete statement of the provisions of the 1999 Stock Option Plan:

         1. Type of Options: The 1999 Stock Option Plan enables the Company to grant either "non-qualified options" or "incentive stock options."

         2. Number of Shares: The aggregate maximum number of shares for which options may be issued under the 1999 Stock Option Plan is currently 15,000,000 shares of the Company's Common Stock, par value $.10, subject to antidilution adjustments in the event of any changes in the Company's capitalization. The aggregate market value of such shares as of September 30, 2002 (based on the average of the bid and the asked prices of the Company's Common Stock on such date) was $3,150,000. As of September 30, 2002, options to acquire 23,526,000 shares of the Company's Common Stock had been issued under the 1999 Stock Option Plan, 1,111,925 of such options had been exercised, 1,611,739 of such options had expired, and 20,802,336 of such options were outstanding. As of September 30, 2002, no options to acquire shares of the Common Stock remained available for issuance pursuant to the 1999 Stock Option Plan. Stockholders of the Company have no preemptive rights with regard to shares allotted to the 1999 Stock Option Plan.

         3. Administration: The 1999 Stock Option Plan is administered by a committee (the "Committee") appointed by the Board, which Committee consists of not less than two (2) directors, who cannot be employees of the Company.

         4. Eligibility: Optionees of the 1999 Stock Option Plan are selected by the Committee from among the directors and employees of the Company and other individuals who provide services to or otherwise have a relationship with the Company or its subsidiaries. Optionees are selected on the basis of demonstrated ability to contribute substantially to the success of the Company. The Committee determines the identity and the number of optionees under the 1999 Stock Option Plan. Employees of the Company, including employees who are also directors of the Company, are eligible to receive incentive stock options under the 1999 Stock Option Plan. All other eligible individuals, including non-employee directors of the Company, are eligible to receive non-qualified stock options under the 1999 Stock Option Plan.

         5. Expiration and Termination of the 1999 Stock Option Plan: The 1999 Stock Option Plan may be abandoned or terminated at any time by the Board, except with respect to any option then outstanding under the 1999 Stock Option Plan. No stock option may be granted pursuant to the Plan after ten (10) years from the effective date of the 1999 Stock Option Plan.

         6. Term of Option: All options will lapse on the earlier of the: (a) expiration of the option terms specified by the Committee, but in no event can incentive stock options be exercisable after the expiration of 10 years from the date such option is granted (five years for optionees who own more than 10% of the total combined voting power of all classes of the stock of the Company or its parent or subsidiary corporation or corporations), (b) expiration of three months from the date the employee's employment terminates for any reason other than disability or death, or (c) expiration of twelve months from the date the employee's employment terminates by reason of the employee's disability or death.

         7. Option Price: The exercise price for each stock option issued under the 1999 Stock Option Plan is set by the Committee at the time the option is granted but, for incentive stock options granted under the 1999 Stock Option Plan, such exercise price can not be less than 100% of the fair market value of the Common Stock on the date the option is granted. In the case of the grant of an incentive stock option to an optionee who owns more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the option price of such option must be at least 110% of the fair market value of the Common Stock on the date the option is granted.

         8. Maximum Grant: In any calendar year, the aggregate fair market value of the shares (as determined at the time the option is granted) for which all incentive stock options held by an optionee are exercisable for the first time in such calendar year cannot exceed the sum of $100,000.

         9. Payment: The exercise of any option is contingent upon receipt by the Company of a certified or official bank check or the equivalent thereof acceptable to the Company, shares of the Company's Common Stock, or any combination of the foregoing, in an amount equal to the full option price of the shares being purchased. Proceeds received by the Company from optioned shares will be used by the Company for general corporate purposes.

         10. Federal Income Tax Matters: The Company believes that, under currently applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), an optionee will not be deemed to receive any income for Federal tax purposes upon the grant of an option under the 1999 Stock Option Plan, nor will the Company be entitled to a tax deduction at that time. However, upon the exercise of an option, the tax consequences are as follows:

                  (a) Upon the exercise of a non-qualified option, the optionee will have ordinary income in an amount equal to the excess of the value of the shares on the exercise date over the exercise price. The Company will be allowed an income tax deduction at that time in the same amount.

                  (b) Upon the exercise of an incentive stock option, no income is recognized by the optionee. If the stock is held at least one (1) year following the date of transfer of the stock to him and at least two (2) years from the date of grant of the option, the optionee will realize a long-term capital gain or loss upon a sale of the underlying stock, measured by the difference between the option exercise price and the sale price. If either of these holding period requirements is not satisfied, and thus a "disqualifying disposition" has occurred, ordinary income tax treatment will apply to the difference between the option exercise price and the fair market value of the stock on the date of exercise of the option. If the actual gain on the sale of stock exceeds the amount of ordinary income, the excess will be considered short-term or long-term capital gain depending on how long the shares are actually held. No income tax deduction will be allowed the Company with respect to shares purchased by an optionee upon the exercise of an incentive stock option, if such shares are held for the required periods as described above. If a disqualifying disposition occurs, the Company will be allowed an income tax deduction equal to the amount of ordinary income recognized by the optionee upon the disposition. If the amount which the optionee realizes on the disqualifying disposition would result in a loss if the rules regarding disqualifying dispositions applied, the amount of ordinary income which the optionee would recognize (and the amount of the Company's deduction) is the excess of the amount realized on the sale over the basis of such stock.

                  (c) Each optionee should consult with his or her tax advisor as to other tax issues associated with respect to the options as they may apply to his or her particular situation.

         11. Amendments to the 1999 Stock Option Plan: The Board is able to amend the 1999 Stock Option Plan without further approval by the stockholders of the Company, except insofar as such approval is required by law, or the Internal Revenue Code in the case of incentive stock options.

         The following table sets forth information concerning stock options granted, as of September 30, 2002, under the 1999 Stock Option Plan to (a) each of the executive officers of the Company named in the Compensation Table contained in this Proxy Statement, (b) all current executive officers, as a group, (c) all current directors who are not executive officers, as a group, (d) each nominee for election as a director, (e) each associate of any such director, executive officer, or nominee, (f) each other person who received or is to receive five percent (5%) or more of all options granted under the 1999 Stock Option Plan, and (g) all other employees (including all officers of the Company who are not executive officers) as a group.


                              Name of Individual and                                    Number of Options Held On
                            Position or Number in Group                                        Record Date
                            ---------------------------                                        -----------

Javad K. Hassan, Chairman                                                                        7,500,000
Joseph D. Rocci, Group Vice President, AM Broadband Products                                       700,000
Roger L. Jack*, Vice President, Software Engineering                                                   ---
Maqbool A. Qurashi, Executive Vice President                                                       600,000
C. Scott Hisey, Group Vice President, AM Broadband Services                                        600,000
Michael L. Quelly, Vice President, Product Development                                             500,000
Steven L. M. Nickel, Executive Vice President Sales & Marketing                                    500,000


                              Name of Individual and                                    Number of Options Held On
                            Position or Number in Group                                        Record Date
                            ---------------------------                                        -----------

Scott I. Lochhead, Sr. Vice President, AM Broadband Services                                       500,000
H. Charles Wilson, III, Corporate Controller                                                       285,000
All Current Executive Officers, As a Group (9 persons)                                          11,185,000
Current Directors who are not Executive Officers, as a Group (5 persons)                         1,350,000
R. Barry Borden, Director                                                                          200,000
Jill D. Felix, Director                                                                            100,000
Alvin Hoffman, Director                                                                            200,000
Keith D. Schneck, Director                                                                         575,000
Lemuel A. Tarshis, Ph.D., Director                                                                 275,000
C. David Ferguson, Nominee for Director                                                                ---
George L. Kotkiewicz, Nominee for Director                                                             ---
All Other Employees, as a Group (62 persons)                                                     7,267,336

------------

*        Mr. Jack joined the Company during the fourth quarter of fiscal 2001.
         Mr. Jack subsequently resigned as an officer and employee of the Company effective June 7, 2002.

         No determination has been made with respect to future recipients of options under the 1999 Stock Option Plan and it is not possible to specify the names or positions of the individuals to whom options may be granted, or the number of shares, within the limitations of the 1999 Stock Option Plan, to be covered by such options.

         Set forth in the table below is certain information regarding the number of shares of the Common Stock that may be issued under options, warrants and rights under all of the Company's existing equity compensation plans as of September 30, 2002.


                                                                                             Number of securities
                                Number of securities to be                                  remaining available for
                                  issued upon exercise of     Weighted average exercise      future issuance under
                                   outstanding options,         price of outstanding       equity compensation plans
                                     warrants or other       options, warrants or other      (excluding securities
        Plan Category             convertible securities       convertible securities      reflected in column (a))
        -------------             ----------------------       ----------------------      -------------------------

Equity compensation plans
approved by stockholders                22,637,737                      $0.33                         -0-

Equity compensation plans not
approved by stockholders                    -0-                          -0-                          -0-


         The Board believes that a stock option plan is of substantial value in creating additional incentive for key individuals to promote the success of the Company by increasing their proprietary interest in the Company, encouraging key individuals to remain in the Company's employ, and assisting in the recruitment of personnel of outstanding ability. In light of the Company's efforts to strengthen its position in the marketplace, the ability to attract, motivate, and retain highly qualified employees and consultants is of particular importance to the Company. Accordingly, the Board unanimously recommends a vote FOR this proposal. For the proposed amendment to the 1999 Stock Option Plan to be adopted, it will be necessary that it be approved by the affirmative vote of a majority of the shares of the Common Stock and a majority of the shares of the Series A Preferred Stock voted at the meeting.

                                   PROPOSAL 4

             AMENDMENT OF COMPANY'S CERTIFICATE OF INCORPORATION TO
                  INCREASE AUTHORIZED SHARES OF COMMON STOCK.

         In September 2002, the Board approved a proposal to amend Article 4 of the Company's Certificate of Incorporation in order to increase the number of shares of Common Stock which the Company is authorized to issue from 100,000,000, par value $.10 per share, to 150,000,000, par value $.10 per share. The Board also directed that the proposed amendment be considered at the Annual Meeting of Stockholders to be held on November 15, 2002.

         The amendment will not affect the number of shares of Preferred Stock which the Company is authorized to issue, which is 1,000,000 shares, of which 51,851 shares of Series A Preferred Stock are currently outstanding. The proposed amendment would increase the number of shares of Common Stock which the Company is authorized to issue from 100,000,000 to 150,000,000. The additional 50,000,000 shares would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock of the Company are not entitled to preemptive rights or cumulative voting.

         The Board believes it desirable to increase the number of authorized shares of Common Stock of the Company so that sufficient shares will be available for issuance pursuant to outstanding options, warrants and convertible securities, and for other proper corporate purposes. Having such shares available for issuance in the future will give the Company greater flexibility and will allow such shares to be issued as determined by the Board without the expense and delay of a special shareholders' meeting to approve such additional authorized capital stock. Such corporate purposes could include, without limitation: (a) issuance in connection with any desirable acquisitions which may be presented to the Company, (b) the payment of stock dividends or issuance pursuant to stock splits, (c) the issuance of Common Stock upon exercise of options granted under the Company's various stock option plans or in connection with other employee benefit plans, (d) the issuance of Common Stock upon the exercise of warrants or the conversion of other securities convertible into Common Stock which may be outstanding from time to time, and (e) issuance in connection with an offering to raise capital for the Company.

         The authorized shares of Common Stock in excess of those presently issued will be available for issuance at such times and for such purposes as the Board may deem advisable without further action by the Company's shareholders, except as may be required by the Certificate of Incorporation and applicable laws and regulations. The potential future issuance of shares of Common Stock by the Company, as authorized by the amendment, may adversely affect the rights and interests of the shareholders of the Company. The shareholders of the Company may experience substantial voting dilution upon the issuance of the shares of Company Common Stock authorized by the amendment.

         The amendment, if adopted, may have the result of making it more difficult for any person or group of persons, other than the current principal shareholders and management, to acquire control of the Company by expanding the ability of the Company to issue shares and thereby dilute the voting power of any person or group that might accumulate shares in order to attempt to effect a change in control. Although the amendment might have such effect, the amendment has been proposed by the Board for the reasons set forth above and not for anti-takeover reasons. The Company is not aware of any present effort to accumulate shares of Common Stock or to attempt to change control of the Company.

         The Company has no present plans to issue additional shares of Common Stock, either to the current principal shareholders, the directors, the executive officers or any other person or entity, except under the Company's stock option plans or pursuant to the conversion or exercise of outstanding warrants or Series A Preferred Stock. However, the Company is from time to time engaged in discussions relating to potential acquisitions, some of which could result in agreements requiring the issuance of certain of the additional shares of Common Stock to be authorized.

         The Company, as of September 30, 2002, had 63,410,682 shares of Common Stock issued, 22,637,737 shares of Common Stock reserved for issuance upon the exercise of options granted under the Company's various stock option plans, and 9,408,402 shares of Common Stock reserved for issuance pursuant to warrants and convertible securities heretofore issued by the Company. If the proposed amendment to the Certificate of Incorporation is approved, none of the additional 50,000,000 shares of Common Stock provided for by the proposed amendment, as of September 30, 2002, would be required to be reserved for issuance under currently outstanding options, warrants and convertible securities, and all such additional shares would be available in the future for any proper corporate purpose.

         If approved by the shareholders of the Company, the amendment will become effective upon the filing of articles of amendment relating thereto with the Secretary of State of Delaware, which will occur as soon as reasonably practicable following such approval. The approval of the Amendment requires the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock and a majority of the outstanding shares of the Series A Preferred Stock of the Company.

         The Board unanimously recommends a vote FOR the proposal to amend
Article 4 of the Company's Certificate of Incorporation to increase the aggregate number of authorized shares of Common Stock from 100,000,000 to 150,000,000.

                             ADDITIONAL INFORMATION

                Relationship with Independent Public Accountants

         Grant Thornton LLP has been selected by the Board as the independent public accountants for the Company's 2002 fiscal year. A representative of Grant Thornton LLP is expected to be present at the meeting and will have an opportunity to make a statement if he so desires, and will be available to respond to appropriate questions.

         The Board approved the appointment of the Company's independent public accountants to perform the audit services normally rendered by public accounting firms.

         Audit Fees: The total fees for professional services incurred by the Company for services rendered by the Company's independent auditors in connection with the audit of the Company's financial statements for the fiscal year ended on March 30, 2002 and the reviews of the Company's Forms 10-QSB for such fiscal year were $128,000. All such services were performed by full-time, permanent employees of Grant Thornton LLP.

         Financial Information Systems Design and Implementation Fees: There were no fees billed to the Company for the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X rendered by the Company's independent auditors for the fiscal year ended on March 30, 2002.

         All Other Fees: The aggregate fees billed to the Company for professional services rendered by the Company's independent auditors (other than the fees for services disclosed under Audit Fees or Financial Information Systems Design and Implementation Fees) for the fiscal year ended on March 30, 2002 were $66,000.

         Auditor Independence: The Company's Audit Committee has reviewed the total fees paid by the Company to Grant Thornton LLP for the fiscal year ended March 30, 2002 and has concluded that the payment of such fees is compatible with maintaining the independence of such firm.

          Stockholder Proposals for 2003 Annual Meeting of Stockholders

         The Company anticipates that its 2003 Annual Meeting of Stockholders will be held on or about November 14, 2003.

         Stockholder proposals intended to be considered at the 2003 Annual Meeting of Stockholders and which the proponent would like to have included in the proxy materials distributed by the Company in connection with such meeting, pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), must be received at the principal executive offices of the Company no later than June 13, 2003. Such proposals may be included in next year's proxy materials if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

         Stockholder proposals intended to be considered at the 2003 Annual Meeting of Stockholders and for which the proponent does not intend to seek inclusion of the proposal in the proxy materials to be distributed by the Company in connection with such meeting must be received at the principal executive offices of the Company no later than August 22, 2003. Any stockholder proposal received after such date will not be considered to be timely submitted for purposes of the discretionary voting provisions of Rule 14a-4 promulgated under the 1934 Act. In accordance with Rule 14a-4(c), the holders of proxies solicited by the Board in connection with the Company's 2003 Annual Meeting of Stockholders may vote such proxies in their discretion on certain matters as more fully described in such Rule, including without limitation on any matter coming before the meeting as to which the Company does not have notice on or before August 22, 2003.

                             Solicitation of Proxies

         Expenses incurred in connection with the solicitation of proxies for the meeting to which this proxy statement pertains will be paid by the Company. Solicitation of proxies will be principally by mail. In addition, some of the directors, officers or other employees of the Company (none of whom will receive additional compensation therefor) may solicit proxies personally, by telephone, or by mail, if deemed appropriate. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and reimbursement for expenses incurred in connection therewith may be made by the Company.

                          Annual Report on Form 10-KSB

         The Company will provide without charge to each person solicited by this proxy statement, on the written request of any such person, a copy of the Company's Annual Report on Form 10-KSB, including the financial statements and the schedules thereto, as filed with the Securities and Exchange Commission for its 2002 fiscal year. Such written requests should be directed to the Shareholder Relations Department, AM Communications, Inc., 1900 AM Drive, Quakertown, PA 18951-2107.

                                                     Javad K. Hassan
                                                     Chairman

October 21, 2002

                                                                       EXHIBIT A

                               PROPOSED AMENDMENT
                                       TO
                          CERTIFICATE OF INCORPORATION


           7. (a) Subject to the rights of the holders of any series of Preferred Stock, or any other series or class of stock as set forth in this Certificate of Incorporation, to elect directors under specified circumstances (such directors being referred to herein as "Specified Directors"), the number of directors which shall constitute the whole Board of Directors of the Corporation shall be not less than three nor more than nine. The exact number of directors within such maximum and minimum shall be determined by resolution duly adopted by the Board of Directors by a majority vote of the whole Board.

                 (b) The Board of Directors (other than Specified Directors) shall be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number of directors as practicable. At the meeting of stockholders, or by written consent in lieu of such meeting, at or by which this Paragraph 7 is adopted, directors of the first class shall be elected to hold office for a term expiring at the next ensuing annual meeting, directors of the second class shall be elected to hold office for a term expiring at the second ensuing annual meeting and directors of the third class shall be elected to hold office for a term expiring at the third ensuing annual meeting. At each annual meeting of stockholders following such initial classification and election, directors in numbers equal to the number of the class whose terms expire at the time of such meeting shall be elected to hold office until the third succeeding annual meeting of stockholders. Each director shall hold office until such his successor is elected and qualified, or until his earlier resignation or removal.

                 (c) Newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the whole Board (except as otherwise provided in this Certificate of Incorporation with respect to Specified Directors), and directors so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which they have been elected expires. The Board of Directors shall increase or decrease the number of directors, other than Specified Directors, in one or more classes as may be appropriate whenever it increases or decreases the number of directors to constitute the full Board of Directors in order to ensure that the three classes shall be nearly as equal in number of directors as practicable.

                 (d) In accordance with the provisions of Section 141 of the Delaware General Corporation Law, a director (other than a Specified Director) who is serving on the Board of Directors while it is classified may only be removed from office for cause.

                                                                       EXHIBIT B
                             AM Communications, Inc.
                             Audit Committee Charter


The Audit Committee (the "Committee"), of the Board of Directors (the "Board") of AM Communications, Inc., a Delaware corporation (the "Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of two or more directors, a majority of whom must be independent, as determined by the Board. The members of the Committee will meet the independence, experience and financial literacy requirements of the Nasdaq Marketplace rules. The members of the Committee will be elected annually at the organizational meeting of the full Board and will be listed in the annual report to shareholders and, as required by applicable law, in other periodic filings made by the Company with the Securities and Exchange Commission ("SEC").

RESPONSIBILITY

The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the SEC; (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal audit personnel of the Company, the Company's independent accountants and auditors, the Company's financial personnel and the Board. The Committee should have a clear understanding with the Company's independent accountants and auditors that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the Company's independent accountants and auditors is to the Board and the Committee, as representatives of the shareholders. As such representatives, the Board and Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace or nominate the Company's independent accountants and outside auditors. The Committee will make periodic reports to the Board concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of the Company's management and the Company's independent accountants and outside auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the Company's independent accountants and/or outside auditors or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

The Committee is to meet at least annually and as many additional times as the Committee deems necessary. Content of the agenda for meetings should be cleared by the Committee Chair. The Committee is to meet in separate executive sessions with the Company's chief financial officer, the Company's independent accountants and/or auditors, and the Company's internal audit team at least once each year and at other times when considered appropriate.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of the Company's management, representatives of the Company's independent accountants and auditors, and/or internal audit team members be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

         (a) Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable Nasdaq Marketplace rules governing Audit Committee Requirements.

         (b) Review with the Company's management, internal audit team members and independent accountants and auditors the adequacy and effectiveness of the Company's accounting and financial reporting controls, and obtain annually in writing from the independent accountants and auditors their letter as to the adequacy and effectiveness of such controls.

         (c) Review with the Company's management, internal audit team members and independent accountants and auditors significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the Company's independent accountants and auditors their judgments about the quality, not just the acceptability, of the Company's accounting principles and financial reporting.

         (d) Review the scope and general extent of the Company's independent accountants' and auditors' annual audit. The Committee's review should include an explanation from the independent accountants and auditors of the factors considered by the accountants and auditors in determining the audit scope, including the major risk factors. The independent accountants and auditors should confirm in writing to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with the Company's management the fee arrangement with the Company's independent accountants and auditors.

         (e) Inquire as to the independence of the Company's independent accountants and auditors and obtain from the independent accountants and auditors, at least annually, a formal written statement delineating all relationships between the independent accountants and auditors and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as the same may be modified or supplemented.

         (f) Have a predetermined arrangement with the Company's independent accountants and auditors that they will advise the Committee, through its Chair, and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to the filing of the related Form 10-QSB. Also receive written confirmation provided by the Company's independent accountants and auditors at the end of each of the first three quarters of each fiscal year of the Company that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

         (g) At the completion of the annual audit, review with the Company's management, internal audit team members and the independent accountants and auditors the following:

                  (i) The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-KSB.

                  (ii) Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

                  (iii) Significant changes to the audit plan, if any, and any serious disputes or difficulties with the Company's management encountered during the audit. Inquire about the cooperation received by the independent accountants and auditors during their audit, including access to all requested records, data and information. Inquire of the independent accountants and auditors whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

                  (iv) Other communications as required to be communicated by the independent accountants and auditors by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit, as may be modified or supplemented. Further, receive a written communication provided by the independent accountants and auditors concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

                  (v) If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-KSB.

         (h) After preparation by management and review by the Company's internal audit team members and independent accountants and auditors, approve the report required under SEC rules to be included in the Company's annual proxy statement to shareholders. The Audit Committee's charter is to be published as an appendix to the Company's proxy statement for its annual meeting of shareholders at least once every three years.

         (i) Discuss with the Company's independent accountants and auditors the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants and auditors to the Company's needs.

         (j) Meet with the Company's management, internal audit team members and the independent accountants and auditors to discuss any relevant significant recommendations that the independent accountants and auditors may have, particularly those characterized as 'material' or 'serious'. Typically, such recommendations will be presented by the independent accountants and auditors in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and auditors and receive follow-up reports on action taken concerning the aforementioned recommendations.

         (k) Recommend to the Board the selection, retention or termination of the Company's independent accountants and auditors.

         (l) Review with the Company's management and the independent accountants and auditors the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the Company's financial statements.

         (m) Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

         (n) As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of Nasdaq, Statements on Auditing Standards and any other applicable accounting, legal and regulatory provisions.

                                                                       EXHIBIT C


                             AM COMMUNICATIONS, INC.
                             1999 STOCK OPTION PLAN
                     (as amended through September 30, 2002)

1.       Purpose

         The purpose of the 1999 Stock Option Plan (referred to herein as the "Plan") of AM Communications, Inc. (the "Company") is to provide a means by which certain employees and directors of, and others providing services to or having a relationship with, the Company and its subsidiaries (as such term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")) may be given an opportunity to purchase common stock of the Company ("Common Stock"). The Plan is intended to promote the interests of the Company by encouraging stock ownership on the part of such individuals, by enabling the Company and its subsidiaries to secure and retain the services of highly qualified persons, and by providing such individuals with an additional incentive to advance the success of the Company and its subsidiaries.

2.       Administration

         The Plan shall be administered by a Committee consisting of not less than two directors (the "Committee") to be appointed from time to time by the Board of Directors. The Committee shall have the power to select optionees, to establish the number of shares and other terms applicable to each such option, to construe the provisions of the Plan, and to adopt rules and regulations governing the administration of the Plan. All power and authority granted hereunder to the Committee may, at the discretion of the Board of Directors, be exercised by the Board. The members of the Board of Directors or the Committee shall not be liable for any action or determination made in good faith with respect to the Plan or to any option granted pursuant thereto.

3.       Eligibility

         The persons who shall be eligible to participate in this Plan and receive options hereunder shall be the Company's directors and such employees and other individuals who provide services to or otherwise have a relationship with the Company or its subsidiaries as the Committee shall from time to time determine to be key individuals to the success of the Company.

4.       Allotment of Shares

         A maximum of Fifteen Million (15,000,000) authorized but unissued shares of the Common Stock, $0.10 par value, of the Company will be allotted to the Plan. Shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted under the Plan may be re-optioned under the Plan.

5.       Effective Date and Term of Plan

         The effective date of the Plan is the date on which it is approved by the affirmative vote of shareholders owning a majority of the Common Stock of the Company. The Plan shall terminate on the tenth anniversary of its effective date, but the Board of Directors may terminate the Plan at any time prior thereto. Termination of the Plan shall not alter or impair, without the consent of the optionee, any of the rights or obligations of any option theretofore granted under the Plan.

6.       Terms and Conditions

         A.       All Options

                  Stock options granted pursuant to this Plan shall be evidenced by agreements in such form as the Committee shall from time to time approve. Nothing in this Plan or any option granted hereunder shall govern the employment rights and duties between the optionee and the Company or subsidiary. Neither this Plan, nor any grant or exercise pursuant thereto, shall constitute an employment agreement among such parties. The following shall also apply to all options granted under the Plan:

                  (i)      Option Price

                           The option price per share for each stock option
                  shall be determined by the Committee, consistent with the provisions of this Plan.

                  (ii)     Time of Exercise of Option

                           Except as otherwise set forth herein, the Committee
                  shall establish the option period and time or times within the option period when the stock option may be exercised in whole or in such parts as may be specified from time to time by the Committee. No option shall be exercisable until after the expiration of six months from the date of grant. With respect to an optionee whose employment with the Company is about to terminate (for whatever reason), the Committee may in its discretion accelerate the time or times when any particular stock option held by said optionee may be so exercised so that such time or times are earlier than those originally provided in said option. In all cases exercise of a stock option granted to an employee shall be subject to the provisions of
                  Section 6A(v).

                  (iii)    Payment and Manner of Exercise

                           The entire option price shall be paid at the time the
                  option is exercised. To the extent that the right to purchase shares has accrued hereunder, options may be exercised from time to time by written notice to the Company stating the full number of shares with respect to which the option is being exercised and the time of delivery thereof, in accordance with such administrative procedures as may from time to time be specified by the Committee. Such notice of exercise shall be accompanied by full payment for the shares by: (1) certified or official bank check or the equivalent thereof acceptable to Company; (2) by tendering to the Company shares of Common Stock, or requesting the Company to accept shares to be acquired by exercising the option, having an aggregate fair market value, determined by the Company at the date of payment, equal to the option price; or (3) any combination of the foregoing. Upon exercise, the Company shall deliver to the optionee (or other person entitled to exercise the option), at the principal office of the Company, or such other place as shall be mutually agreed upon, a certificate or certificates for such shares; provided, however, that the time of delivery may be postponed by the Company for such periods as may be required for it with reasonable diligence to comply with any requirements of law; and provided further that in the event the Common Stock issuable upon exercise is not registered under the Securities Act of 1933 (the "Act"), then the Company may require that the registered owner deliver an investment representation in form acceptable to the Company and its counsel and the Company will place a legend on the certificate for such Common Stock restricting the transfer of same. There shall be no obligation or duty for the Company to register under the Act at any time the Common Stock issuable upon exercise of the options. If the optionee (or other person entitled to exercise the option) fails to accept delivery, the optionee's payment shall be returned and the right to exercise the option with respect to such undelivered shares shall be terminated.

                  (iv)     Non-Transferability of Option

                           An option by its terms shall not be transferable by
                  the optionee otherwise than by will or by the laws of descent and distribution.

                  (v)      Rights after Termination of Employment

                           In the event of termination of employment due to any
                  cause other than death or disability, rights to exercise the stock option shall terminate three months following cessation of employment. In the event of termination of employment due to disability (within the meaning of Section 22(e)(3) of the Code) or death, such optionee or executor, administrator or devisee of an optionee, shall have the right to exercise such option (to the extent otherwise exercisable) at any time within one year after cessation of employment by reason of such disability or death.

                  (vi)     Effect of Termination of Directorship

                           An option granted to a director shall not be affected
                  solely due to the fact that the holder ceases, for whatever reason, to serve on the Board of Directors.

                  (vii) Adjustment in Event of Recapitalization of the Company

                           In the event of a reorganization, recapitalization,
                  stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Board of Directors shall make such adjustment as it may deem equitably required, in the number and kind of shares authorized by and for the Plan, in the number and kind of shares covered by the options granted, and in the option price.

                  (viii)   Change in Control

                           Notwithstanding any other provision of this Plan, if
                  there is a Change in Control of the Company, all then outstanding stock options shall immediately become exercisable. For purposes of this Section (viii), a "Change in Control" shall be deemed to have occurred in the event of a change in control of the Company which would be required to be reported in response to Item 1 of Form 8-K promulgated under the Exchange Act; provided that a Change in Control shall in no event be deemed to have occurred for the purposes hereof solely due to the grant of voting rights (including by the entering into of a voting trust), or the termination or modification of such grant of voting rights, by any individual who, at the time of adoption of this Plan, owns in excess of 30% of the Common Stock of the Company.

         B.       Non-Qualified Stock Options

                  The Committee may, in its discretion, grant options under the Plan which, in whole or in part, do not qualify as incentive stock options under
Section 422 of the Code ("Non-Qualifying Options"). The terms and conditions of the Non-Qualifying Options shall be governed by Section 6A above.

         C.       Incentive Stock Options

                  The Committee may, in its discretion, grant options under the Plan which qualify, in whole or in part, as incentive stock options under
Section 422 of the Code. In addition to the terms and conditions set forth in
Section 6A above, the following terms and conditions shall govern any incentive stock option issued under the Plan:

                  (i)      Maximum Fair Market Value of Incentive Stock Options

                           No optionee may have incentive stock options which
                  become exercisable for the first time in any calendar year (under all incentive stock option plans of the Company and its subsidiary corporations) with an aggregate fair market value (determined as of the time such option is granted) in excess of One Hundred Thousand Dollars ($100,000).

                  (ii)     Option Price

                           The option price per share for each incentive stock
                  option shall be 100% of the fair market value of the Common Stock on the date the option is granted; except, in the case of the grant to an optionee who owns Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the option price of such option shall be at least 110% of the fair market value of the Common Stock on the date the option is granted. The fair market value shall be determined as prescribed by the Code and regulations promulgated thereunder.

                  (iii)    Period of Option

                           Each incentive option shall expire ten years from the
                  date it is granted or at the end of such shorter period as may be designated by the Committee on the date of grant; except, in the case of the grant of an incentive stock option to an optionee who owns Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, such option shall not be exercisable after the expiration of five years from the date it is granted.

                  (iv)     Eligible Participants

                           Incentive stock options may be issued only to
                  employees of the Company or its parent or subsidiary corporation or corporations.

7.       Amendment of Plan

         The Board, within its discretion, shall have authority to amend the Plan and the terms of any option issued hereunder; provided, that no such action of the Board of Directors, without the approval of the Shareholders of the Company, shall:

                  (a) materially increase the benefits accruing to optionees under the Plan;

                  (b) increase the number of securities which may be issued under the Plan; or

                  (c) materially modify the requirements as to eligibility for participation under the Plan.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                             AM COMMUNICATIONS, INC.
                                  1900 AM Drive
                            Quakertown, PA 18951-2107


The undersigned hereby appoints Javad K. Hassan and Patricia A. Eynon, and each of them, proxy for the undersigned, with full power of substitution, to vote all shares of Common Stock and Series A Preferred Stock of AM Communications, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on November 15, 2002 at 9:30 a.m. or any adjournment or postponement thereof.

1. Proposal to amend the Company's Certificate of Incorporation and By-laws to eliminate the requirement to annually elect directors and to substitute, in its stead, a classified board of directors having three classes with staggered three-year terms.

                     / / FOR           / / AGAINST             / / ABSTAIN

2. Election of Directors.   ___     FOR all seven nominees listed
                                    (except as marked to the contrary below).
                            ___     WITHHOLD AUTHORITY to vote for all
                                    seven nominees listed below.

(To withhold authority to vote for any individual nominee, strike a line through the nominee's name listed below.)

   Nominees:  R. Barry Borden   Jill D. Felix          C. David Ferguson   Javad K. Hassan
              Alvin Hoffman     George L. Kotkiewicz   Keith D. Schneck

3. Proposal to amend the Company's 1999 Stock Option Plan (the "1999 Plan") to increase the aggregate number of shares of the Company's Common Stock authorized for issuance under the 1999 Plan from 15,000,000 to 25,000,000 shares.
                     / / FOR           / / AGAINST             / / ABSTAIN

4. Proposal to amend Article 4 of the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock of the Company from 100,000,000 to 150,000,000 shares.

                     / / FOR           / / AGAINST             / / ABSTAIN

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                NOT VALID UNLESS DATED AND SIGNED ON REVERSE SIDE

Whether or not you plan to attend the meeting in person, you are urged to sign and return your proxy without delay in the return envelope provided for that purpose which requires no postage if mailed in the United States. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted: (1) FOR the proposal to amend the Company's Certificate of Incorporation and By-laws to eliminate the requirement to annually elect directors and to substitute, in its stead, a classified board of directors having three classes with staggered three-year terms, (2) FOR the election of all seven nominees for directors, (3) FOR the proposal to amend the Company's 1999 Stock Option Plan to increase the number of shares authorized for issuance thereunder from 15,000,000 to 25,000,000, (4) FOR the proposal to amend Article 4 of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 100,000,000 to 150,000,000, shares, and (5) as the Proxies deem advisable on such other matters as may properly come before the meeting. This proxy may be revoked at any time prior to the time it is voted.


The undersigned hereby revokes all previous proxies for such meeting, and hereby acknowledges receipt of the Notice of the Meeting, the Proxy Statement, and the Annual Report of AM Communications, Inc. furnished herewith.


Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

                                Dated:                                    , 2002
                                      ------------------------------------

                                ------------------------------------------------
                                Stockholder's Signature

                                ------------------------------------------------
                                Stockholder's Signature, if held jointly

Please mark, sign, date, and return the proxy card promptly using the enclosed envelope.